UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Vir Biotechnology, Inc.

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Your Vote Counts! VIR BIOTECHNOLOGY, INC. 2021 Annual Meeting Vote by May 19, 2021 11:59 PM ET VIR BIOTECHNOLOGY, INC. 499 ILLINOIS STREET, SUITE 500 SAN FRANCISCO, CA 94158 D40157-P49643 You invested in VIR BIOTECHNOLOGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 20, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by submitting a request prior to May 6, 2021 to facilitate timely delivery. To view the material(s) online, visit www.ProxyVote.com and have your control number (indicated below) available. If you would like to receive a paper or email copy of the material(s) for this and/or future stockholder meetings, you must request a copy by (1) visiting www.ProxyVote.com, (2) calling 1-800-579-1639 or (3) sending an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. There is no charge for requesting a copy of the material(s). Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 20, 2021 11:30 AM Pacific Time vote without entering a For Holders as of March 22, 2021 control number The Meeting will be held in virtual format only, live via the Internet. Please visit www.virtualshareholdermeeting.com/VIR2021 to attend and be sure to have the control number (indicated above). *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This communication presents only an overview of the proposals being presented at the upcoming stockholder meeting as described in the more complete proxy materials available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper or email copy (see reverse side). Please follow the instructions on the reverse side to vote these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items Board Recommends 1. To elect the following Class II Director Nominees: Nominees: 1a. Robert Nelsen For 1b. Robert Perez For 1c. Phillip Sharp, Ph.D. For 2. Advisory vote on the frequency of solicitation of advisory stockholder approval of executive compensation. 1 Year 3. Ratification of selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the For fiscal year ending December 31, 2021. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D40158-P49643